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                                                               EXHIBIT 10.18


                               FIRST AMENDMENT TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT

          THIS FIRST AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment") is made and dated as of the 20th day of February, 1996, by and among NATIONSBANK OF TEXAS, N.A., a national banking association ("NationsBank"); FIRST INTERSTATE BANK OF CALIFORNIA, a banking corporation organized under the laws of the State of California; THE BANK OF NEW YORK, a New York banking corporation; FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association; GUARANTY FEDERAL BANK FSB, a federal savings bank; NBD BANK, a Michigan banking corporation; SANWA BANK CALIFORNIA, a California banking corporation (each of the above individually a "Lender" and collectively the "Lenders"); NationsBank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"); AAMES CAPITAL CORPORATION, a California corporation (the "Company"); and AAMES FINANCIAL CORPORATION, a Delaware corporation and the sole shareholder of the Company (the "Guarantor").

                                    RECITALS

          A. Pursuant to that certain Mortgage Loan Warehousing Agreement dated as of December 27, 1995, by and among the Administrative Agent, the Lenders, the Company and the Guarantor (as amended from time to time, the "Warehousing Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Warehousing Agreement.

          B. The Company, the Guarantor and the Lenders desire to amend certain provisions of the Warehousing Agreement as more particularly described below.
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          C. As a condition precedent to the making of Loans under the
Warehousing Agreement, the Guarantor was required to execute and deliver that certain Guaranty dated as of December 27, 1995 in favor of the Lenders (the "Guaranty"). The Guarantor has agreed to reaffirm the Guaranty in connection with this Amendment.

          NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. ADDITIONAL PERMITTED SECURED DEBT. In order to reflect the agreement of the Lenders to allow the Company to incur additional Permitted Secured Debt in the form of a secured letter of credit to be issued by NationsBank, EXHIBIT O to the Warehousing Agreement is hereby replaced with a new EXHIBIT O in the form of that attached to this Amendment.

     2. REAFFIRMATION OF SECURITY AGREEMENT. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Warehousing Agreement and this Amendment and (c) the Security Agreement remains in full force and effect in that such agreement constitutes a continuing first priority security interest in and lien upon the Collateral.
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     3. REAFFIRMATION OF GUARANTY. Guarantor hereby acknowledges the terms and conditions agreed to by the Company, the Administrative Agent and the Lenders under this Amendment, and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of Guarantor or the rights of the Administrative Agent or the Lenders under the Guaranty or any other document or instrument made or given by Guarantor in connection therewith, (b) the term "Obligations" as used in the Guaranty includes, without limitation, the Obligations of the Company under this Amendment, and (c) the Guaranty remains in full force and effect.

     4. EFFECTIVE DATE. This Amendment shall be effective as of the date that the Administrative Agent receives duly executed signature pages for this Amendment from each party hereto.

     5. REPRESENTATIONS AND WARRANTIES.

        (a) The Company hereby represents and warrants to the Administrative Agent and the Lenders as follows:

            (1) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and the other documents and instruments executed in connection herewith (collectively, the "Amendment Documents") and has taken all necessary corporate action to authorize the execution, delivery and performance of the Amendment Documents. The Amendment Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

            (2) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect
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to the Amendment Documents: (i) the representations and warranties of the
Company contained in the Warehousing Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

          (b) Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:

               (1) Guarantor has the corporate power and authority and legal right to execute, deliver and perform the terms of this Amendment and has reviewed and approved this Amendment. This Amendment has been duly executed and delivered on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

               (2) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect to the Amendment Documents: (i) the representations and warranties of Guarantor contained in the Warehousing Agreement and the Guaranty are accurate and complete in all respects, and (ii) there has not occurred any default under the Guaranty.

     6. NO OTHER AMENDMENT. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.


     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                              AAMES CAPITAL CORPORATION,
                              a California corporation


                              By    /s/ Michelle R. Rose
                                 --------------------------------
                              Name      Michelle R. Rose
                              Title     Assistant Vice President - Finance


                              AAMES FINANCIAL CORPORATION,
                              a Delaware corporation, as Parent and Guarantor



                              By    /s/ Michelle R. Rose
                                 --------------------------------
                              Name      Michelle R. Rose
                              Title     Assistant Vice President - Finance


                              NATIONSBANK OF TEXAS, N.A., a national banking association, as the Administrative Agent and a Lender



                              By    /s/ Elizabeth S. Kurilecz
                                 -------------------------------
                              Name      Elizabeth S. Kurilecz
                              Title     Senior Vice President


                              FIRST INTERSTATE BANK OF CALIFORNIA, a banking corporation organized under the laws of the State of California, as a Lender



                              By    /s/ M. P. McMahon
                                 ---------------------------------
                              Name      M. P. McMahon
                              Title     Vice President


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                              THE BANK OF NEW YORK, a New York banking
                              corporation, as a Lender



                              By  /s/ Cynthia E. Crites
                              Name  Cynthia E. Crites
                              Title  Assistant Vice President


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as a Lender



                              By  /s/ Carolyn Estridge
                              Name  Carolyn Estridge
                              Title  Senior Vice President


                              GUARANTY FEDERAL BANK FSB,
                              as a Lender



                              By  /s/ Abbie Y. Tidmore
                              Name  Abbie Y. Tidmore
                              Title  Vice President


                              NBD BANK, as a Lender



                              By  /s/ Richard J. Johnsen
                              Name  Richard J. Johnsen
                              Title  Vice President


                              SANWA BANK CALIFORNIA, as a Lender



                              By  /s/ John Linder
                              Name  John Linder
                              Title  Vice President
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                                                                       EXHIBIT O
                                                                    TO AGREEMENT


                             PERMITTED SECURED DEBT


  1. Other warehouse lines of credit secured by Mortgage Loans owned by the Company provided that an Intercreditor And Joint Shipment Agreement has been executed and delivered to the Administrative Agent by the lenders under such other warehouse lines of credit; provided, however, that an Intercreditor and Joint Shipment Agreement shall not be required from National Westminster Bank PLC in connection with Indebtedness described in item 2 below.

  2. Indebtedness secured by Mortgage Loans owned by the Company pursuant to that certain Interim Loan and Security Agreement dated as of April 21, 1995 between the Company and National Westminster Bank PLC, New York Branch and Nassua Branch.

  3. Indebtedness secured by the Company's residual interest certificates in REMIC trusts in an aggregate amount not to exceed $50,000,000.00.

  4. Secured Indebtedness in an amount not to exceed $2,500,000.00 under that certain Application and Agreement for Standby Letter of Credit between the Company and NationsBank of Texas, N.A.